UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): February 23, 2006
America Online Latin America, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-31181	65-0963212

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6600 N. Andrews Avenue, Suite 300, Fort Lauderdale, Florida	33309

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 954-689-3000
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
On Feb 23, 2006, the United States Bankruptcy Court for the District of Delaware approved America Online Latin America, Inc.’s (“AOLA”) Disclosure Statement pursuant to Section 1125 of the Bankruptcy Code for AOLA’s Joint Plan of Reorganization and Liquidation. A copy of the Disclosure Statement is attached hereto as Exhibit 10.1.
Item 9.01 Financial Statements and Exhibits.
     (c) Exhibits

10.1	Disclosure Statement.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

America Online Latin America, Inc.
March 1, 2006	By:	/s/ Osvaldo Baños
		Name:	Osvaldo Baños
		Title:	Executive Vice President and Chief Financial Officer

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